UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2003

                      Abigail Adams National Bancorp, Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-10971               52-1508198
----------------------------     -----------------      ------------------
(State or other jurisdiction     (SEC File Number)       (I.R.S. Employer
      of incorporation)                                 Identification No.)

                 1130 Connecticut Avenue, Washington, D.C. 20036
                 -----------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 772-3600


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                   CURRENT REPORT ON FORM 8-K
                   --------------------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

               (a)  No financial statements of businesses acquired are required.

               (b)  No pro forma financial information is required.

               (c) Attached as Exhibit 99 is the Company's news release announcing earnings for the quarter ended September 30, 2003.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not applicable.

Item 10.          Amendments to the Registrant's Code of Ethics, or Waiver of a
                  --------------------------------------------------------------
                  Provision of the Code of Ethics
                  -------------------------------

                           Not applicable.

Item 11.          Temporary Suspensions of Trading Under Registrant's Employee
                  --------------------------------------------------------------
                  Benefits Plans
                  --------------

                           Not applicable.

Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

                  On October 28, 2003, Abigail Adams National Bancorp, Inc. announced its earnings for the quarter ended September 30, 2003. A copy of the press release dated October 28, 2003, detailing earnings for this period is attached as Exhibit 99 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Abigail Adams National Bancorp, Inc.


DATE:  October 28, 2003                    By:      /s/ Jeanne D. Hubbard
                                                    ---------------------
                                                    Ms. Jeanne D. Hubbard
                                                    Chairwoman, President
                                                    and Chief Executive Officer

                                  EXHIBIT INDEX

99 News release dated October 28, 2003 announcing earnings for quarter ended September 30, 2003.